UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 11, 2007 (April 17, 2007)
Date of Report (Date of earliest event reported)

CENTRAL WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Utah	033-14065	87-0476117
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 Addison Ave.
Franklin, MA 02038

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (508) 528-3065

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Central Wireless, Inc.’s (“Central” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Central’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Central’s actual results to differ from management's current expectations are contained in Central’s filings with the Securities and Exchange Commission. Central undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Secured Convertible Note Offering

On April 18, 2007, Central entered into a Securities Purchase Agreement, dated as of April 18, 2007 (“NIR Agreement”), by and among the Company, and AJW Partners, LLC (“Partners”), AJW Offshore, Ltd. (“Offshore”), AJW Qualified Partners (“Qualified”) and New Millennium Capital Partners, II, LLC (“Millennium”). Partners, Offshore, Qualified and Millennium are collectively referred to as the “Purchasers.” The NIR Agreement provides for the sale by the Company to the Purchasers of Secured Convertible Term Notes (the “Notes”) issued by the Company in the aggregate principal amount of Four Hundred Twenty Thousand Dollars ($420,000) (“Principal Amount”). The Principal Amount was funded on April 23, 2007. The Notes bear interest at 8% per annum, unless the common stock of the Company is trading at an amount greater than $0.075 per share for each trading day of a month, in which event no interest is payable during such month. The Notes are convertible into common stock of the Company at the lesser of $0.002 or a 50% discount to the average of the three lowest trading prices of the common stock during the 20 trading day period prior to conversion. In connection with the subject offering, the Company issued an aggregate of four warrant agreements to permit the Purchasers to purchase an aggregate of 10,000,000 shares of common stock at a price of $0.0001 per share. The warrants are exercisable for a period of five years. The conversion of the Notes is subject to an effective Registration Statement to be filed by the Company. The Company has the right to redeem the Notes under certain circumstances. The Notes are secured by all of the Company’s assets, including its intellectual property. The proceeds of the offering will be used primarily for working capital.

Copies of the Form of Callable Secured Convertible Term Note, Form of Warrant, Securities Purchase Agreement, Security Agreement, Intellectual Property Security Agreement and Registration Rights Agreement are attached hereto as exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

SHARE EXCHANGE

On April 17, 2007, the Company entered into a share exchange agreement with Summit Medical Technologies, Inc., a New Hampshire corporation (“Summit”), pursuant to which Summit transferred to the Company 19,500,160 shares of Summit common stock, no par value per share (“Summit Stock”), and the Company transferred to Summit 100 shares of the Company’s Series A Preferred Stock, par value $0.01 per share (the “Share Exchange”). The Company’s Series A Preferred Stock is convertible into an aggregate of 11,073,757,200 shares of the Company’s common stock, $.001 par value per share, upon the twentieth (20th) day after the mailing of a Definitive Schedule 14C Information Statement to the Central shareholders pursuant to the terms and conditions set forth in the Exchange Agreement. The Share Exchange agreement contains various representations, warranties, covenants and agreements, and indemnity obligations of the parties.

The Share Exchange did not include 9,750,000 shares of Summit preferred stock, no par value, (the “Summit Preferred Stock”) which remain issued and outstanding. Each share of Summit Preferred Stock is convertible, at the option of the holder, into two shares of Central common stock. However, holders of the Summit Preferred Stock cannot convert their shares until: (a) the Company’s common stock is trading on the Pink Sheets or a higher exchange; (b) the market price of the Company’s common stock is above $1.00 per share; (c) the Company is in good standing; and (d) the Company has more than 100 stockholders. A copy of the Share Exchange agreement is attached hereto as Exhibit 10.7. A copy of the Articles of Incorporation designating the Summit Preferred Stock is attached as Exhibit 10.8.

Changes Resulting From the Share Exchange

The Company intends to carry on Summit’s business as its sole line of business. The Company has relocated its principal executive offices to 20 Addison Avenue, Franklin, Massachusssets 02038 and its telephone number has changed to (508) 528-3065.

The Share Exchange and its related transactions (collectively referred to herein as the “Transaction”) were approved by the holders of a majority of the shareholders of (i) the Company by written consent in lieu of a meeting on April 17, 2007, and (ii) a majority of the shareholders of Summit by written consent in lieu of a meeting on April 17, 2007.

Changes to the Board of Directors

Immediately prior to the effective time of the Share Exchange on April 17, 2007, Mr. Kenneth Brand appointed Michael Merchant as the sole director of the Company and resigned his position as director and officer of the Company.

All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the Board.

DESCRIPTION OF OUR BUSINESS OPERATIONS

Prior to the Transaction, the Company did not have any business operations.

The Company’s primary focus, post Transaction, is to obtain Federal Drug Administration (FDA) 510(k) approval for “IV” related products and develop a marketing plan to deliver the products to market. For post Transaction purposes, Summit’s former business will be referred to as the “Company’s” business.

The Company has built a solid base of distribution business in the New England area and has negotiated the licensing rights to several medical products. These licensing rights will afford the Company the ability not only to distribute the products in the New England area, but to market these products throughout the United States, thus creating the potential for a much larger revenue source.

For the remainder of 2007 and then into 2008, the Company intends to continue to increase the New England distribution base of business with continued sales growth of the existing product base. The Company intends to simultaneously continue to develop the licensed products to be ready for market in Q4 2007. Q1 and Q2 of 2008 is intended to be the national implementation phase of these products.

Overview:

The Company competes in the medical supply industry and, more specifically, in the patient and clinician safety product area. The Company currently generates sales in the New England area as a regional distributor for existing manufacturers’ products. The Company intends, however, to be engaged in the development, manufacturing, and marketing of patented and patent pending disposable medical devices.

The Company’s primary development has come as a result of the federal legislation that has mandated the use of safety devices to mitigate blood borne pathogen exposure. The Company believes that this legislation has fueled a tremendous demand for all types of simplified one-piece protective devices and the opportunity for new technology entrants into this market. Secondarily, in the scope of medication delivery, the Company is currently working on the development of an intravenous line identification concept to enhance patient safety as it relates to medication errors. Most medical institutions have no products that simplify the confusion of accurately delivering medication to the patient via administration sets. With the Joint Commission on Accreditation of Healthcare Organizations and Institute for Healthcare Improvement both recommending controls for reducing medication errors management believes there is a great opportunity for products that address these issues.

Manufacturing:

The Company will out-source manufacturing to contract assemblers located in the United States, Mexico and China. These strategic alliances were developed to eliminate the capital requirements necessary for infrastructure build-out. Additionally, Mexico and China manufacturing provides low cost labor to increase profit margins.

The Company does, however, provide the intellectual labor for the assembly process which includes engineering drawings, labeling, product testing, component selection, ordering, qualification, and all FDA interface to take the product from inception to end user. With new product development, the Company intends to participate in many different markets within the medical marketplace. These markets will include, but not be limited to, the acute care hospital market, the alternate site market, freestanding surgery centers, and the emergency medical market.

Products:

Currently, the Company’s business model focuses on products that apply specifically in the safety needleless technology area and safe medication delivery products. The product offerings are as follows:

➢  ERrorLess Medical Line Identification Sets and Kits
➢  Male Luer Lock Safety Blood Transfer Device
➢  Female Luer Lock Safety Blood Transfer Device
➢  Female Luer Lock Safety Blood Transfer Device for Culture Bottles
➢  Safety Blood Draw Sets Protected Fistula Needle
➢  Protected Butterfly Blood Drawing Needle
➢  DirectFlow Multi Line Extension Set

ERrorLess Medical Line Identification Sets

The ERrorLess product line is a patented product development to insure the accurate delivery of medication to the patient given through an intravenous administration set. This safety advancement is unique in that it allows the clinician to have a color-coded and number coded fluid source and intravenous administration tubing set. By matching color codes and number codes to the fluid source and the tubing “y” administration sites the clinician significantly reduces the possibility of inadvertently administering an incompatible medication dosage to a compromised patient.

As identified by the Becton-Dickinson Corporation in a 1998 report to OSHA there are one billion intravenous lines utilized in the United States. The ERrorSafe Solution Set is a product that has application to all of these lines. The initial selling/marketing strategy will be to apply the ERrorSafe Solution Set to Gravity Administration Sets in the emergency medicine market. The emergency intravenous administration market is estimated to be twenty million sets. By penetrating this market the Company will create awareness for the product application on proprietary pump tubing sets, which is by far the greater market. In order to penetrate the pump administration market the Company will first sell into the emergency market to enhance the awareness of the ERrorSafe product. Whereby the pump administration sets are proprietary to the pump manufacturer, the Company will provide safety identification kits to fit each of the different manufacturers’ I.V. sets. The Company will then work directly with the pump companies to have ERrorSafe sets manufactured with the proprietary pump sets.

Safety Blood Transfer Devices

The patented safety blood collection devices used as transfer devices are designed to eliminate the use of a needle to transfer collected blood samples to vacutainer tubes for analysis. The Safety Blood Transfer Devices include three designs, one to collect blood directly from a catheter hub or a needleless connector to a vacutainer tube, a second design that allows safe blood sample transfer from a syringe to a vacutainer tube, and a third design that allows for safe blood sample transfer from a syringe directly to a blood culture bottle for analysis. As a derivative of these products the Company is currently designing extension sets to compliment these Safety Blood Transfer Devices. The extension set designs will allow the clinician to more safely and conveniently access the patient catheter to retrieve the blood sample for analysis.

Protected Fistula Needle and Protected Butterfly Blood Drawing Needle

The Company will obtain a non-exclusive licensing right to manufacture protected fistula needles and protected butterfly blood drawing needles, upon the effectiveness of the Transaction. Fistula needles are used in hemodialysis and in plasma phoresis. The fistula needle directly accesses the patient’s vein and artery and if not protected upon withdrawal from the patient is a potential for hazardous needle sticks. The Protected Fistula is a passive design that allows for the tip of the needle to be covered upon withdrawal from the patient. The clinician does not have to change any nursing protocols and is automatically protected upon completion of the procedure. The clinician is protected automatically as the needle is removed from the patient. This is referred to as a passive design and there is no user activation necessary to protect the needle, which is a key factor in the success of converting competitive business.

The Company will obtain an agreement with PFM Medical to market and distribute the Safety Fistula Needle on a global basis, upon the effectiveness of the Transaction. PFM has direct access to the worldwide Fistula market by virtue of contacts through other dialysis products. The contract with PFM is a revenue sharing contract.

The protected butterfly needle is the same design as the protected fistula needle, however, the needles used for this product are a smaller gauge size. The protected butterfly needle is used for drawing blood samples and the technique to protect the needle is the same as the protected fistula.

DirectFlow Multi Line Extension Set

The Company will obtain the exclusive licensing right for the production process patented multi-line connector, upon the effectiveness of the Transaction. The Company is marketing these products as the DirectFlow and the applications are in areas where critical small volume infusion is necessary, such as in anesthesia, critical care, and neonatal departments. The DirectFlow patented production process allows for up to four small volume lines to be inserted into one connector. Currently clinicians would have to have several bifurcations in one tubing set to accomplish this or to have four separate access points to the patient. The DirectFlow significantly improves the delivery of multiple drug deliveries to one access point, thus improving patient care.

Selling Strategy and Distribution:

The Company intends to position its products to be sold through exclusive relationship with key independent specialty distributors on a regional basis. In all there will be between ten and twelve specialty distributors selling the Company’s products and by choosing to market its products through independent specialty distributors the Company will achieve strong regional focus directed to key end user sales. As revenue increases, of which there can be no assurance, the Company plans to add a proprietary sales force to complement the efforts of the specialty distributor sales representative and to facilitate additional product training and assist in product evaluations in the market place.

Another major strategy will be to price the product offerings at the low end of the current competitive pricing in the market. Management believes that this strategy will allow the Company to gain greater market penetration more quickly and the Company’s ability to manufacture at low costs will enable the profit margins to remain high.

Marketing:

The Company’s marketing strategy is to compete in the protective safety arena within the healthcare industry. Specifically, the Company will focus on manufacturing and distributing products that protect the healthcare practitioner from hazardous blood borne exposures within the healthcare environment.

The protective safety medical market segment has evolved due to government mandates to protect healthcare practitioners. Each year it is estimated that 600,000 needle sticks and sharps injuries occur in the United States among healthcare providers. Contaminated needle injuries can result in the spread of HIV, Hepatitis B Virus (HBV), and Hepatitis C Virus. The Blood Borne Pathogens Standard (Title 29, Code of Federal Regulations) was enacted in 1991 to provide mandatory standard to help protect workers form exposure to blood borne infectious organisms.

In 2003 The Joint Commission on Accreditation of Healthcare Organizations (JCAHO) issued a set of National Safety Goals whereby healthcare organizations strive to improve institutional protocols set to better protect the safety of the patient. One basic premise within the safety goals is to protect the patient from drug medication delivery errors. Furthermore, the Institute for Healthcare Improvement (IHI) also issued a campaign to save 100 thousand lives. This initiative includes finding ways to better protect the patient from accidental medication errors.

The Company intends to address this market by focusing on manufacturing and distributing highly effective products that address the growing need for safety related products that protect both the healthcare practitioner and improve the level of care for the health care patient. The marketing strategy will include direct sales to health care facilities through medical specialty distribution companies and by attending specific trade conferences attended by product decision makers to gain market exposure.

Market Target(s):

Each Company product will have a specific market niche target due to the individual products patented features. These targets are as follows:

The Company’s ERrorLess patient safety medication delivery identification kit’s short term sales goal is to penetrate the emergency market to gain market share and product awareness in the industry. The Company’s long-term goal is to attract a larger manufacturer of pumps to adopt the ERrorSafe concept, thus significantly impacting the revenue potential for the Company.

Safety Blood Transfer Devices and Sets will target all clinical settings where there is a need to have safety devices for collecting and transferring blood into vacutainer tubes and culture bottles. Currently the majority of the products on the market for blood collection into a vacutainer tube are limited to a luer slip design. This design, although widely used, can be cumbersome to connect and difficult to use. The Company’s safety transfer holder is designed with a male luer lock at the tip of the holder and is compatible with any needleless connector or valve on the market today. The luer lock design will create a safer, more easy to use blood collection device than is most often used today.

As well as the male luer lock collection safety holder, the Company will manufacture a female luer lock safety holder device to allow a clinician to safely transfer blood from a syringe into a vacutainer tube or culture bottle. There are many clinical instances whereby blood drawing is done with a syringe. When a syringe is used for blood drawing the clinician most often uses a needle to transfer the blood sample form the syringe to a vacutainer tube or blood culture bottle. This practice exposes the clinician to a hazardous contaminated needle. The Summit Safety Blood Transfer Holder is designed with a female luer lock tip that accepts the syringe directly so that a needle is not needed, thus eliminating the potential of a hazardous needle stick.

The Protected Fistula Needle and Protected Butterfly Blood Drawing Needle will target the winged blood collection markets. The protected fistula needle will target the dialysis and phoresis markets where clinicians are either utilizing an unprotected fistula needle or utilizing a protective fistula needle device where the clinician is required to manually activate the safety device. Any time that a manual operation is required to activate a safety device there is a potential for a needle stick. The Protected Fistula design is a passive design whereby the fistula needle tip is protected as soon as the needle is removed from the patient. The protective device application does not require the clinician to alter their standard protocol practice.

The Protected Butterfly Blood Drawing needle design is identical to the protected fistula design but applies to the smaller needle sizes of the blood drawing applications. The target analysis is the same as the protected fistula whereby the Company will offer a passive design application for the protection of the clinician. Again here, as in the dialysis setting, the clinician will not be required to change their protocols to utilize the Protected Butterfly Blood Drawing needle.

DirectFlow Multi Line Extension Sets will target the specialty tubing set needs of the Neonatal, Pediatric, and Anesthesia areas of hospitals. Traditionally these areas required specialty sets designed to give multiple line access through one access catheter. By the specialty nature of these departments the clinician looks to gain the lowest possible in-line volume in a set, and reduce the possibility of mixing medications in the sets. The DirectFlow sets are manufactured with a patented design that brings the ends of the tubing sets together in the end of one male luer lock hub. Currently, sets on the market today require the use of “y” sites to add multiple lines to one extension set. These “y” sites add tubing and volume to the sets. The DirectFlow is the latest advancement in technology that allows the clinician to design a set that fits all of their low fluid volume requirements.

Competitive Analysis:

The Company will compete in different niche market areas and will encounter different competitors in each market. As such, the competitive landscape for the Company is driven by technology rather than by competing companies.

Management believes that the Company will gain a competitive edge in the market by producing safe medication delivery sets and protected needle products that offer clinical advancements in technology designs over what is available on the market today. The licensed and patented products which will be transferred to the Company upon the effectiveness of the Transaction all offer improvements in user technique and safety over the currently competitive marketed devices. By adding to the safety of the clinician, improving patient care, and offering more cost effective products the Company will gain important competitive advantages that will allow it to achieve projected revenues.

The Company’s competitive strength will come from the ability to leverage the technological differences and advantages to gain market share as well as on pricing advantages in each of the Company’s product offerings. In this way the Company will be successful at making advances against large corporate competitors as well as medium to small sized competitors.

Competition in each product category is different and is described as follows:

ERrorSafe Solution Sets and IV line Identification Kits

Currently there are no manufactured competitive products on the market. Clinicians realize the necessity for safe medication delivery and will often apply colored tape or labels to intravenous lines for identification purposes. The ERrorSafe products will be sold on a full line set as an add-on to the existing set. By marketing the product in this manner the Company will provide an assembled product that does not require a clinician to add the product to an existing set and by providing the full set Summit will generate greater revenue potential for the product. The alternative to selling ERrorSafe as a fully integrated set would be to sell the pieces in a kit as separate add on products. An ERrorSafe separate add on product is being developed and will increase the revenue potential for the product by increasing the variety of lines that ERrorSafe can be applied to.

Safety Blood Transfer Devices and Sets.

The practice of blood collection has existed for many years and is dominated by either the practice of collecting blood samples with a vacuum assisted luer slip device or by the use of an unprotected needle. The luer slip design, although widely used, can be cumbersome to connect and difficult to use. The safety transfer holder designed by the Company, is designed with a male luer lock at the tip of the holder and is compatible with any needleless connector or valve on the market today. The luer lock design will create a safer, more easy to use blood collection device than is most often used today.

As well as the male luer lock collection safety holder, the Company will manufacture a female luer lock safety holder device to allow a clinician to safely transfer blood from a syringe into a vacutainer tube or culture bottle. There are many clinical instances whereby blood drawing is done with a syringe. When a syringe is used for blood drawing the clinician most often uses a needle to transfer the blood sample form the syringe to a vacutainer tube or blood culture bottle. This practice exposes the clinician to a hazardous contaminated needle. The Safety Blood Transfer Holder is designed with a female luer lock tip that accepts the syringe directly so that a needle is not needed, thus eliminating the potential of a hazardous needle stick. The major competitors in this market segment is Becton Dickinson Medical, and Tyco Healthcare.

Protected Fistula Needle and Protected Butterfly Blood Drawing Needle.

The competitive landscape for the protected fistula market is currently undergoing changes that will aid the Company in gaining market share. The major competitors in this market are Nipro, Medi-Systems and Japanese Medical Supply (JMS). Nipro is attempting to recover from a product recall and Medi-Systems is currently in litigation with JMS over patent infringement issues. JMS is expected to pull their current product offering from the market and replace it with a more cumbersome, non-infringing product. The Company’s Protected Fistula Needle utilizes a different patented technology to protect the fistula needle and entering the market at this time with a differentiated product will be advantageous.

The Company’s Protected Fistula Needle will enter the dialysis and phoresis markets where clinicians are either utilizing an unprotected fistula needle or utilizing a protective fistula needle device where the clinician is required to manually activate the safety device. Any time that a manual operation is required to activate a safety device there is a potential for a needle stick. The Company’s Protected Fistula design is a passive design whereby the fistula needle tip is protected as soon as the needle is removed from the patient. The protective device application does not require the clinician to alter their standard protocol practice. The Company’s competitors have designed devices that require the clinician to activate them in some way.

The Protected Butterfly Blood Drawing needle market is not in the state of flux that the Protected Fistula Needle Market is in. The safety design is identical to the protected fistula but applies to smaller needle sizes for the blood drawing applications. Competitors in this market are Tyco Health Care, ICU Medical, and Becton Dickinson. Competitive opportunities are still evident in this market and management anticipates that the passive wing design and low cost pricing model will enable the Company to gain the anticipated market share.

DirectFlow Multi Line Extension Sets.

The DirectFlow Multi Line Extension Sets will compete in the specialty tubing set market for the Neonatal, Pediatric, and Anesthesia areas of the hospital. Traditionally these areas will require specialty sets designed to give multiple line access through one access catheter. By the specialty nature of these departments the clinician looks to gain the lowest possible in-line volume in a set, and reduce the possibility of mixing medications in the sets. The DirectFlow sets are manufactured with a patented design that brings the ends of the tubing sets together in the distal end of one male luer lock hub. Sets on the market today require the use of “y” sites to add multiple lines to one extension set. These “y” sites add tubing and volume to the sets. Management believes the DirectFlow is the latest advancement in technology that allows the clinician to design a set that fits all of their low fluid volume requirements.

The competitors in this market segment are specialty manufacturers such as Churchill Medical and Medical Product Specialists. The Company’s competitive advantage will be in the design technology that allows for multiple line sets to end in the distal end of the connecting male luer-locking hub.

Inventory:

The Company will maintain inventory levels for both the New England distribution business and the licensed national product lines. The financial requirements for these will differ in that the New England distribution inventory will be based on a rolling thirty-day inventory based on sales. The nationally distributed product inventories will be higher in that there will be a need to have in process and in inventory a sixty day supply so that there is not a product supply issue to the specialty distribution network. This inventory will require more capital than the New England distribution business but the margins for the nationally distributed products will be higher.

Personnel:

Whereas the Company currently out-sources the customer service and distribution functions there are only two full time employees and one part time employee. The Company’s growth plans include additional personnel in management, sales, and administration.

As described in the Company’s business description and overview, the Company’s future growth plans will include the development of new products that will allow Summit to expand into the national market place, thus enhancing future revenue projections.

RISK FACTORS

WE ARE SUBJECT TO VARIOUS RISKS THAT MAY MATERIALLY HARM OUR BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS. YOU SHOULD CAREFULLY CONSIDER THE RISKS AND UNCERTAINTIES DESCRIBED BELOW AND THE OTHER INFORMATION IN THIS FILING BEFORE DECIDING TO PURCHASE OUR COMMON STOCK. IF ANY OF THESE RISKS OR UNCERTAINTIES ACTUALLY OCCURS, OUR BUSINESS, FINANCIAL CONDITION OR OPERATING RESULTS COULD BE MATERIALLY HARMED. IN THAT CASE, THE TRADING PRICE OF OUR COMMON STOCK COULD DECLINE AND YOU COULD LOSE ALL OR PART OF YOUR INVESTMENT.

We have a history of losses.

We have incurred losses in our business operations since inception, and are expected to lose money in the foreseeable future. Failure to achieve and maintain profitability may adversely affect the market price of our common stock.

We have been the subject of a going concern opinion from our independent auditors.

In the past, our independent auditors have added explanatory paragraphs to their audit opinions issued in connection with previous financial statements which state that our Company is dependent on outside financing and has had losses since inception that raise substantial doubt about our ability to continue as a going concern.

Our common stock may be affected by limited trading volume and may fluctuate significantly.

There has been a limited public market for our common stock and there can be no assurance that an active trading market for our common stock will develop. As a result, this could adversely affect our shareholders' ability to sell our common stock in short time periods, or possibly at all. Our common stock has experienced, and is likely to experience in the future, significant price and volume fluctuations, which could adversely affect the market price of our common stock without regard to our operating performance. In addition, we believe that factors such as quarterly fluctuations in our financial results, announcements by our competitors and changes in the overall economy or the condition of the financial markets could cause the price of our common stock to fluctuate substantially.

We could fail to attract or retain key personnel.

We are dependent upon our President and Chief Executive Officer, Michael Merchant, to continue in the current performance of his duties. The stability and growth of the Company would be significantly compromised if Mr. Merchant were unable or unwilling to perform their responsibilities. At this time, we have not entered into employment agreements with any of our employees. Our officers are employed "at will" and could resign at any time. If any of our employees terminate their relationship with us, we would have to immediately find a suitable replacement, which may not be possible.

Our products may never achieve market acceptance.

Even if we obtain regulatory approval, our products, may not gain market acceptance among physicians, patients and the medical community. The degree of market acceptance of any devices that we may develop will depend on a number of factors, including:

•	the perceived effectiveness of the product;

•	potential advantages over alternative techniques and competing products; and

•	the strength of marketing and distribution support.

The medical device and supply industry is highly competitive and subject to rapid technological change. If our competitors are better able to develop and market products that are safer and more effective than any products that we may develop or distribute, our market opportunity will be reduced or eliminated.

The medical device and supply industry is highly competitive and subject to rapid and profound technological change. Our success depends, in part, upon our ability to maintain a competitive position in the development of technologies and products. Our competitors may develop more effective or less expensive products or technologies that render our technology or product candidates obsolete or non-competitive.

We face the risk of product liability claims and may not be able to obtain insurance.

Our business exposes us to the risk of product liability claims that is inherent in the testing, manufacturing and marketing of medical products. We may be subject to product liability claims if our products cause, or merely appear to have caused, an injury. Consumers, healthcare providers, third-party strategic collaborators or others may make claims against us.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This current report and the documents incorporated by reference contain both historical and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements:

•	general economic conditions;

•	the market price of, and demand for, oil and natural gas;

•	our ability to service future indebtedness;

•	our success in completing development and exploration activities;

•	expansion and other development trends of the oil and gas industry;

•	our present company structure;

•	our accumulated deficit;

•	acquisitions and other business opportunities that may be presented to and pursued by us;

•	reliance on outside operating companies for drilling and development of our oil and gas properties;

•	our ability to integrate our acquisitions into our company structure;

•	changes in laws and regulations; and

•	other risks and uncertainties discussed in the “Risk Factors” section and elsewhere in this current report and documents incorporated herein by reference.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.

The forward-looking statements included in this current report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.

The forward-looking statements contained in this current report are based largely on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. All readers are cautioned that the forward-looking statements contained in this current report are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to the many factors including those listed in the “Risk Factors” section and elsewhere in this current report and the documents incorporated by reference. All forward-looking statements speak only as of the date of this current report. We do not intend publicly to update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

PROPERTIES

The Company’s primary offices are located at 20 Addison Avenue, Franklin, MA 02038. The office space is provided by the Company’s Director, Chief Executive Officer and President free of charge.

The Company also maintains an office at 19 Albany Street, Worcester, MA 01604. The Company is a tenant at will in these offices and does not have any rent obligation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Title of Class	Name and Address	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percentage of Class(2)

Common	Kenneth W. Brand	847,325,001	Direct	43.36%
	4333 South Tamiami Trail, Suite E Sarasota, Florida 34231

Common	Earl Ingarfield	115,000,000	Direct	5.88%
	15 Paradise Plaza, No. 265 Sarasota, FL 34239

Common		962,325,001	Direct	49.24%

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth as of May 18, 2007 the name and the number of shares of our common stock, held of record or beneficially by each of our officers and directors, and of all our officers and directors as a group.

Title of Class	Name and Address	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percentage of Class(2)

Series A Convertible Preferred Stock*	Michael Merchant	100	Direct	100%
	20 Addison Avenue, Franklin, MA 02038

Series A Convertible Preferred Stock	Total	100	Direct	100%

* The Series A Convertible Preferred Stock is convertible into that number of shares of CWIR Common Stock equal to eighty-five percent (85%) of the total issued and outstanding capital stock of the Company upon the twentieth (20) day after the mailing of a Definitive Information Statement on Schedule 14C to the Company’s Shareholders pursuant to the terms and conditions set forth in the Share Exchange Agreement. Please see the Certificate of Designation and amendments thereto, attached hereto as Exhibit 10.9.

DIRECTORS AND EXECUTIVE OFFICERS

Name	Age	Title
Michael A. Merchant	52	Director, President, Chief Executive Officer, Principal
		Financial Officer and Secretary

Michael A. Merchant has served as our Director, President, Chief Executive Officer, Principal Financial Officer and Secretary since we entered into the Share Exchange on April 17, 2007. Mr. Merchant has over thirty years of experience in the medical market place. He has held positions in field sales, marketing, specialty medical dealer management and senior level management. From 1991 to April 2007, Mr. Merchant served as the President of Summit Medical, a specialty medical distribution business servicing the New England medical market. Since 2002, Mr. Merchant has served as the executive Vice President for Business Development at Maximus Medical, Inc., a manufacturer and distributor of a full line of intravenous needle free connectors, administration sets, and needle free intravenous accessory devices. From 2001 to 2002, Mr. Merchant served as the President of BMP, Inc. a wholly owned subsidiary of ICU Medical (NasdaqGS: ICUI), a publicly traded medical manufacturing company.

EXECUTIVE COMPENSATION

No compensation has been awarded to, earned by, or paid to any of the named executive officers or directors of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

There are no transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

We currently do not have any independent directors.

LEGAL PROCEEDINGS

The Company is not currently involved in any legal proceeding that could have a material adverse effect on the results of operations or the financial condition of the Company.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY

Our common stock, par value $0.001 per share, is traded on the OTCBB under the symbol “CWIR.” The following table provides the high and low bid prices for our common stock as reported by the OTCBB. The bid prices represent inter-dealer quotations, without adjustments for retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions

First Quarter 2007	High	Low
First Quarter	$0.0001	$0.0001

Fiscal Year Ending December 31, 2006	High	Low
First Quarter	$0.0004	$0.0001
Second Quarter	$0.0006	$0.0001
Third Quarter	$0.0002	$0.0001
Fourth Quarter	$0.0001	$0.0001

Fiscal Year Ending December 31, 2005	High	Low
First Quarter	$0.001	$0.001
Second Quarter	$0.005	$0.001
Third Quarter	$0.001	$0.000
Fourth Quarter	$0.001	$0.000

Holders

As of May 18, 2007, there were 352 holders of our common stock.

Dividends

We have not declared or paid cash dividends on our common stock since our inception and do not anticipate paying such dividends in the foreseeable future. The payment of dividends may be made at the discretion of the Board of Directors and will depend upon, among other factors, Central Wireless’ operations, its capital requirements, and its overall financial condition.

Recent Sales of Unregistered Securities

During the past three years, we have sold the following securities without registering these securities under the Securities Act:

On May 18, 2006, the Company issued 804,700,000 shares of common stock to Kenneth Brand, the Company’s CEO at the time, and 288,000,000 shares of common stock to Steve Troyan, in exchange for accrued and unpaid compensation and repayment of debt owed by the Company. The stock was priced at its fair market value, or $0.0001 per share. The shares were issued in reliance on federal exemptions from registration, including, but not limited to, Regulation D promulgated under the Securities Act of 1933.

January 2005 Securities Purchase Agreement

Central Wireless entered into a Securities Purchase Agreement on January 31, 2005 with the Investors, which have previously purchased debentures from the Company. Pursuant to the terms of the Securities Purchase Agreement, these entities have purchased a total of $250,000 of 12% convertible debentures from the Company and warrants to purchase 750,000 shares of the Company’s common stock. The convertible debentures have a two-year term and the warrants would have to be exercised within five (5) years from the date of issuance at an exercise price of $0.01. The debentures are convertible at the lesser of (i) $0.005 and (ii) 50% of the average of the three (3) lowest intra-day trading prices during the twenty (20) trading day period ending one (1) trading day prior to the date a conversion notice is sent by the holder.

Stock Issuances in 2004

April 2004 Securities Purchase Agreement

Central Wireless entered into a Securities Purchase Agreement on April 30, 2004 with the Investors, which had previously purchased debentures from the Company. Pursuant to the terms of the Securities Purchase Agreement, these entities had purchased a total of Two Hundred Twenty Five Thousand Dollars ($250,000) of 12% convertible debentures from the Company and warrants to purchase Seven Hundred Fifty Thousand (750,000) shares of the Company’s common stock. The convertible debentures have a two-year term and the warrants would have to be exercised within five (5) years from the date of issuance at an exercise price of $0.01. The debentures are convertible at the lesser of (i) $0.005 and (ii) 50% of the average of the three (3) lowest intra-day trading prices during the twenty (20) trading day period ending one (1) trading day prior to the date a conversion notice is sent by the holder

Securities Issued Upon Conversion Of Debentures

On January 5, 2004, 2,695,902 shares were issued to investors pursuant to the conversion of $13,344.72 of convertible debentures.

On January 7, 2004, 3,511,768 shares were issued to investors pursuant to the conversion of $13,344.72 of convertible debentures.

On January 14, 2004, 7,213,362 shares were issued to investors pursuant to the conversion of $26,689.44 of convertible debentures.

On January 29, 2004, 3,606,681 shares were issued to investors pursuant to the conversion of $13,344.72 of convertible debentures.

On February 5, 2004, 3,606,681 shares were issued to investors pursuant to the conversion of $13,344.72 of convertible debentures.

On February 15, 2004, 7,413,734 shares were issued to investors pursuant to the conversion of $26,689.44 of convertible debentures.

On March 1, 2004, 4,304,748 shares were issued to investors pursuant to the conversion of $13,344.72 of convertible debentures.

On March 4, 2004, 4,304,748 shares were issued to investors pursuant to the conversion of $13,344.72 of convertible debentures.

On March 29, 2004, 7,625,554 shares were issued to investors pursuant to the conversion of $26,689.44 of convertible debentures.

On April 20, 2004, the Company issued 8,340,450 for conversion of principal on convertible debentures totaling $26,689.44.

On May 6, 2004, the Company issued 12,709,258 for conversion of principal on convertible debentures totaling $26,689.44.

There have been no other issuances of unregistered securities from January 1, 2004 through December 31, 2004.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

In November 2006, the Company changed its independent accountants from L.L. Bradford & Company, LLC to Moore and Associates, Chartered. The Company has not had any disagreements with its prior or current accountants.

ITEM 3.02 Unregistered Sale of Equity Securities.

See Item 1.01 and Item 1.02 above.

The offering of Notes under the Agreement was made pursuant to Section 4(2) of the Securities Act of 1933, as amended.

All of the shares issued pursuant to the NIR Agreement and Exchange Agreement carry a restricted securities legend. The Company did not receive any proceeds from the sale of the shares. The Company did not use any underwriter or broker-dealer in connection with the issuance of the shares and except for certain legal fees and stock transfer agent fees, no other material costs or expenses were incurred in connection with the issuance of the shares.

ITEM 5.01 Changes in Control of Registrant.

Effective April 17, 2007, Kenneth W. Brand, the Company’s President, Vice President, Treasurer, Secretary, Chief Executive Officer, Acting Principal Financial Officer and Sole Director resigned his position with the Company.

Kenneth Brand, Earl Ingarfield and New Century Capital Consultants, Inc., have furnished Mr. Merchant an irrevocable proxy to vote all of the shares owned by them on their behalf in order to approve the following transactions contemplated by the Exchange Agreement, (i) approval of the Exchange Agreement; and (ii) a Share Increase (as defined in the Exchange Agreement, attached hereto as Exhibit 10.7).

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to Item 5.01 Mr. Brand’s position has been filled by Michael Merchant, who was appointed by the Company’s Board of Directors to serve as the Company’s President, Vice President, Treasurer, Secretary, Chief Executive Officer, Acting Principal Financial Officer and Sole Director and who was previously Summit’s President and Chief Executive Officer.

ITEM 9.01 Financial Statements and Exhibits.

Audited financial statements required by this Item 9.01 will be filed by amendment.

(d) Exhibits

EXHIBIT

10.1	Form of Callable Secured Convertible Term Note
10.2	Form of Warrant
10.3	Securities Purchase Agreement (without schedules)
10.4	Security Agreement
10.5	Intellectual Property Security Agreement
10.6	Registration Rights Agreement (without schedules)
10.7	Share Exchange Agreement dated April 17, 2007, by and among Central Wireless, Inc., a Utah corporation and Summit Medical Technologies, Inc., a New Hampshire corporation, (without schedules)
10.8	Restated Articles of Incorporation including Designated Amendments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Central Wireless, Inc.

By: /s/ Michael Merchant
Chief Executive Officer and President

June 11, 2007

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of Callable Secured Convertible Term Note

10.2	Form of Warrant

10.3	Securities Purchase Agreement (without schedules)

10.4	Security Agreement

10.5	Intellectual Property Security Agreement

10.6	Registration Rights Agreement (without schedules)

10.7	Share Exchange Agreement dated April 17, 2007, by and among Central Wireless, Inc., a Utah corporation and Summit Medical Technologies, Inc., a New Hampshire corporation, (without schedules)

10.8	Restated Articles of Incorporation including Designated Amendments